SECURITIES PURCHASE AGREEMENT

dated as of January 26, 2004,

by and among

PALATIN TECHNOLOGIES, INC.,

and

ENTITIES LISTED ON APPENDIX A (each a “Purchaser”).

TABLE OF CONTENTS

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i

   Section 4.11.     Acknowledgement............................................16
   Section 4.12.     Confidential Treatment.....................................16
Section 5.        Survival of Representations and Warranties....................16
Section 6.        Registration of the Shares and Warrant Shares;

Appendix A Schedule of PurchasersAppendix
B Form of Warrant CertificateAppendix
C Company Counsel OpinionAppendix
D Intellectual Property Counsel Opinion

Appendix E Stock Certificate and Registration Statement QuestionnaireAppendix
F Certificate of Subsequent Sale

ii

SECURITIES PURCHASE AGREEMENT

        THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of January 26, 2004 by and among Palatin Technologies, Inc. (the “Company”), a Delaware corporation, with its principal offices at 4C Cedarbrook Drive, Cranbury, New Jersey 08512, and the entities listed on Appendix A (each, a “Purchaser”).

        IN CONSIDERATION of the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

Section 1. Purchase and Sale of Securities.

        Subject to the terms and conditions of this Agreement, on the Closing Date (as defined herein), each Purchaser agrees to purchase severally and not jointly and the Company agrees to issue and sell to such Purchaser severally and not jointly (i) that number of whole shares of the Company’s common stock, $0.01 par value, (the “Common Stock”) up to an aggregate of 7,000,000 shares (the “Shares”) and (ii) warrants in the form attached hereto as Appendix B (the “Warrants”, together with the Shares, the “Securities”) to purchase an aggregate of up to 1,050,000 shares of Common Stock, in each case, as set forth opposite such Purchaser’s name on Appendix A, at a purchase price that is equal to $3.25 per Share, of which $0.0188 per each 0.15% of a Warrant is allocated as consideration for the Warrants (the “Purchase Price”). Purchaser acknowledges that the final approval of the American Stock Exchange (the “AMEX”) is required in connection with the issuance of the Common Stock and, accordingly, the Securities may be subject to return to the Company in exchange for the return of the full Purchase Price of the Securities.

Section 2. The Closing.

        Section 2.1. The Closing.

        (a)     The purchase and sale of the Securities upon the terms and conditions hereof will take place at a closing (the “Closing”) to be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, or such other location as the parties may agree, on the date hereof at such time as shall be agreed upon by the Company and the Purchasers (the “Closing Date”).

        (b)     The Company shall provide wire transfer instructions for the payment of the Purchase Price prior to the Closing.

        (c)     At the Closing, the Company and each Purchaser shall satisfy all of the conditions set forth in Sections 2.2(a) and (b), respectively.

        Section 2.2. Conditions to Closing.

        (a)     The Company’s obligation to complete the purchase and sale of the Securities and deliver such stock and warrant certificate(s) to each Purchaser is subject to:

(i)

receipt by the Company of immediately available funds in the full amount of the purchase price for the Securities being purchased hereunder as set forth opposite such Purchaser’s name on Appendix A, in accordance with the wire transfer instructions delivered by the Company pursuant to Section 2.1(b); and

(ii)

the accuracy in all material respects of the representations and warranties made by such Purchaser in Section 4 below as of the Closing Date and the fulfillment in all material respects of those undertakings of such Purchaser in this Agreement to be fulfilled on or prior to the Closing Date.

        (b)     Each Purchaser’s obligation to complete the purchase and sale of the Securities is subject to:

(i)

the accuracy in all material respects of the representations and warranties made by the Company in Section 3 below as of the Closing Date and the fulfillment in all material respects of those undertakings of the Company in this Agreement to be fulfilled on or prior to the Closing Date;

(ii)

delivery by the Company to such Purchaser of an opinion, dated as of the Closing Date, from Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., counsel to the Company, in the form attached as Appendix C hereto;

(iii)

delivery by the Company to such Purchaser of an opinion, dated as of the Closing Date, from Peacock, Myers & Adams, P.C., intellectual property counsel to the Company, substantially in the form attached as Appendix D hereto;

(iv)

the Company’s delivery to its transfer agent of irrevocable instructions to issue to such Purchaser or in such nominee name(s) as designated by such Purchaser in writing such number of Securities set forth opposite such Purchaser’s name on Appendix A or, if requested by the Purchaser, one or more certificates representing such Securities; and

(v)	the aggregate Purchase Price paid by the Purchasers for the Securities at the Closing shall be greater than or equal to $19,500,000.

Section 3. Representations, Warranties and Covenants of the Company. Except as specifically contemplated by this Agreement, the Company hereby represents and warrants to, and covenants with, each Purchaser as of the Closing Date (or such other date specified below) as follows:

        Section 3.1. No Material Misstatements. The Private Placement Memorandum dated January 20, 2004, relating to the offering of the Securities, including all exhibits and annexes thereto, as the same may be amended or supplemented, (the “Memorandum”), did not, as of its date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

        Section 3.2. Incorporated Documents.

        (a)     The documents incorporated by reference in the Memorandum, at the time they became effective or were filed with the Securities and Exchange Commission (the “Commission”), as the case may be, complied in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the Memorandum, when such documents become effective or are filed with the Commission, as the case may be and as the same may be amended or supplemented, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

        (b)     Since July 1, 2001, the Company has filed all documents required to be filed by it prior to the date hereof with the Commission pursuant to the reporting requirements of the Exchange Act (the “SEC Documents”).

        Section 3.3. Financial Statements.

        (a)     The financial statements of the Company (including all notes and schedules thereto) included in the Memorandum present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such financial statements and related schedules and notes thereto, and the unaudited financial information included as part of the Memorandum, have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved. The summary financial data included in the Memorandum present fairly the information shown therein as at the respective dates and for the respective periods specified and have been presented on a basis consistent with the consolidated financial statements set forth in the Memorandum and other financial information.

        (b)     As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

        Section 3.4. Book and Records; Internal Controls. The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; the chief executive officer and the chief financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct; the Company maintains “disclosure controls and procedures” (as defined in Rule 13a-14(c) under the Exchange Act); the Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

        Section 3.5. Independent Accountants. KPMG LLP, whose reports are included as a part of the Memorandum, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act, and the rules and regulations of the Commission thereunder.

        Section 3.6. Organization; Good Standing. The Company and each of its subsidiaries, is duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization. The Company and each of its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not result in a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a “Material Adverse Effect”); and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

        Section 3.7. Absence of Litigation. Except as set forth in the SEC Documents, there is no material legal action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the actual knowledge of the executive officers of the Company or any of its subsidiaries, threatened in writing against the Company or any of the Company’s subsidiaries or any of the Company’s or the subsidiaries’ officers or directors in their capacities as such, that, either individually or in the aggregate, would result in a Material Adverse Effect to the Company and its subsidiaries taken as a whole.

        Section 3.8. Brokers or Finders. No broker, investment banker, financial advisor or other individual, corporation, general or limited partnership, limited liability company, firm, joint venture, association, enterprise, joint securities company, trust, unincorporated organization or other entity (each a “Person”), other than CIBC World Markets Corp. and Legg Mason Wood Walker (the “Placement Agents”), the fees and expenses of which will be paid by the Company, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

        Section 3.9. Use of Proceeds. The Company intends to use the net proceeds from the sale of the Securities hereunder as described in the Memorandum.

        Section 3.10. Licenses; Leases. The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not result in a Material Adverse Effect to the Company and its subsidiaries taken as a whole. The Company and each of its subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Securities or to issue the Warrant Shares.

        Section 3.11. Intellectual Property. The Company intends to use the net proceeds from the sale of the Securities hereunder as described in the Memorandum.

        (a)     (i) the Company and its subsidiary RhoMed Incorporated owns, or holds under license, and will have on and after the Closing Date full, legally enforceable rights to use, free of any Encumbrances (as defined below), all patents, patent rights, patent applications, licenses, inventions, discoveries, improvements, copyrights (whether registered or unregistered), writings and other works of authorship (including software), know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks (whether registered or unregistered), trademark applications, service marks and trade names (collectively, the “Intellectual Property”) that is, to the Company’s knowledge, material and necessary to conduct and operate the business of the Company as currently conducted, and as currently proposed to be conducted, as described in the Memorandum (the “Company Business”), (ii) to the Company’s knowledge, neither the use or exploitation of any of its Intellectual Property nor the conduct and operations of the Company Business in the manner currently conducted, each as described in the Memorandum, infringes upon, misappropriates or violates the valid Intellectual Property rights of any other Person, (iii) to the Company’s knowledge, neither the use or exploitation of any of its Intellectual Property nor the conduct and operation of the Company Business as currently proposed to be conducted by the Company, as described in the Memorandum, will infringe upon, misappropriate, violate or conflict in any way with the valid Intellectual Property rights of any other Person, (iv) to the Company’s knowledge, there is no, nor has there been within the last three years, any pending or threatened assertion or claim related to the use or exploitation of its Intellectual Property or the conduct or operation of the Company Business as described in the Memorandum, involving the infringement, misappropriation, or violation of, or conflict with, in any way the Intellectual Property rights of any other Person, (v) to the Company’s knowledge, the Company is not and has not been, a party to any action, suit, proceeding or investigation which involves a claim of infringement or misappropriation of any Intellectual Property of any Person, (vi) the Company has not been the subject of, and the Company has no actual knowledge of, any claims with respect to the validity, enforceability or ownership of any of its Intellectual Property and (vii) to the Company’s knowledge, there have been no material unauthorized uses, disclosures, infringements, or misappropriations by any Person of any of its Intellectual Property or any breaches by any Person, including the Company, of any licenses or other agreements involving its Intellectual Property.

        (b)     To the Company’s knowledge, no Person currently is in default with regard to any agreement relating to its Intellectual Property, and there exists no condition or event (including the execution, delivery and performance of this Agreement) which, with the giving of notice or the lapse of time or both, would constitute a default by the Company under any such agreement, or would give any Person any right of termination, cancellation or acceleration of any performance under any such agreement or result in the creation or imposition of any Encumbrance, in each case.

        (c)     For purposes of this Section 3.11, “Encumbrance” means (i) any security interest, pledge, mortgage, deed of trust, hypothecation, lien (including environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership (other than the Security Agreement dated May 13, 2002, among the Company, RhoMed Incorporated and Mallinckrodt Inc.), (ii) interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect) and (iii) any purchase option, call or similar right of a third Person.

        Section 3.12. Real Property. Neither the Company nor any of its subsidiaries owns any real property. All property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are not material and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries. Neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would result in a Material Adverse Effect to the Company and its subsidiaries taken as a whole. Since the date of the latest balance sheet included in the Memorandum neither the Company nor its subsidiaries has (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

        Section 3.13. Material Contracts. All material documents, contracts or other agreements are described in the Memorandum or are included in the exhibits to the Memorandum or the SEC Documents. Each description of such contracts, documents or other agreements reflects in material all respects the terms of the underlying contract, document or other agreement and is in full force and effect and is valid and enforceable by and against the Company or its subsidiaries, as the case may be, in accordance with its terms.

        Section 3.14. No Violation. Neither the Company nor any of its subsidiaries is in violation of any term or provision of its charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would result in a Material Adverse Effect to the Company and its subsidiaries taken as a whole.

        Section 3.15. Due Authorization and Delivery. All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement, the Warrants, the issuance and sale of the Securities by the Company and the reservation for issuance, and issuance, of up to an aggregate of 1,050,000 Warrant Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company and, when executed, the Warrants, will by duly and validly executed and delivered by the Company, and constitute and or will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

        Section 3.16. No Default. Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Securities and the issuances of the Warrant Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries in each case, that would result in a Material Adverse Effect to the Company and its subsidiaries taken as a whole or that would violate any provision of the charter or by-laws of the Company or any of its subsidiaries.

        Section 3.17. Capitalization. The Company has authorized and outstanding capital stock as set forth under the caption “Capitalization” in the Memorandum. The certificates evidencing the Securities and the Warrant Shares will be in due and proper legal form and have been duly authorized for issuance by the Company. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its subsidiaries or any such rights pursuant to its Certificate of Incorporation or by-laws or any agreement or instrument to or by which the Company or any of its subsidiaries is a party or bound. The Securities, when issued and sold pursuant to this Agreement, and the Warrant Shares when issued pursuant to the Warrant, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Memorandum there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock, the Securities, and the Warrant Shares conform in all material respects to all statements in relation thereto contained in the Memorandum. All outstanding shares of capital stock of each of the Company’s subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Memorandum.

        Section 3.18. Lock-Ups. For a period of ninety (90) days from the effective date of the Registration Statement (as defined in Section 6.1(a)(i) below), the Company will not, without the prior written consent of CIBC World Markets Corp., sell, contract to sell or otherwise dispose of or issue any securities of the Company, except pursuant to previously issued options, including the Warrants, any agreements providing for anti-dilution or other stock purchase or share issuance rights in existence on the date hereof, any employee benefit or similar plan of the Company in existence on the date hereof or duly adopted hereafter, or any technology license agreement, strategic alliance or joint venture in existence on the date hereof or which the Company may enter into hereafter.

        Section 3.19. Employees. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would result in a Material Adverse Effect to the Company and its subsidiaries taken as a whole. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would result in a Material Adverse Effect to the Company and its subsidiaries taken as a whole.

        Section 3.20. Related Party Transactions. No transaction has occurred between or among the Company and any of its officers or directors, shareholders or any affiliate or affiliates of any such officer or director or shareholder that is not described in the Memorandum or the SEC Documents.

        Section 3.21. Market Stabilization. The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Securities.

        Section 3.22. Taxes. The Company and each of its subsidiaries has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would result in a Material Adverse Effect to the Company and its subsidiaries taken as a whole; nor does the Company have any knowledge of any material proposed additional tax assessments against the Company or any of its subsidiaries.

        Section 3.23. AMEX Compliance; Listing.

        (a)     The Company is in compliance with the requirements of the AMEX for continued listing of the Common Stock thereon and has not received any notification that, and has no knowledge that, the AMEX is contemplating terminating such listing nor, to the Company’s knowledge, is there any basis therefor. The transactions contemplated by this Agreement will not contravene the rules and regulations of the AMEX, however, the approval of the AMEX will be required for the issuance and sale of the Shares and the Warrant Shares and the Company will use commercially reasonable efforts to obtain such approval.

        Section 3.24. Insurance. The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks as are reasonably consistent with industry practice for the conduct of business and the value of its properties, and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Memorandum; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company’s or its subsidiaries’ respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

        Section 3.25. Environmental Laws.

        (a)     (i) Each of the Company and each of its subsidiaries is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Law”) which are applicable to its business; (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and each of its subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company’s knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the CER, CLA 1980.

        (b)     In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, result in a Material Adverse Effect to the Company and its subsidiaries taken as a whole.

        Section 3.26. Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities and the application of proceeds thereof as described in the Memorandum, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

        Section 3.27. Solicitation; Other Issuances of Securities. Neither the Company nor any of its subsidiaries or affiliates, nor any Person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities under the Securities Act or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Securities to such Purchaser for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or any of its subsidiaries or affiliates take any action or steps that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be integrated with other offerings. Assuming the accuracy of the representations and warranties of Purchasers, the offer and sale of the Securities by the Company to the Purchasers pursuant to this Agreement will be exempt from the registration requirements of the Securities Act.

Section 4. Representations, Warranties And Covenants Of Each Purchaser.

        Each Purchaser for itself and no other Purchaser hereby represents and warrants to, and covenants with, the Company as of the Closing Date (or such other date specified below) as follows:

        Section 4.1. Organization. Such Purchaser is an entity duly organized and validly existing in good standing (to the extent such concepts are applicable) under the laws of its jurisdiction of organization. Such Purchaser has all requisite corporate power and authority and all necessary governmental approvals to carry on its business as now being conducted, except as would not be reasonably likely to result in a Material Adverse Effect on such Purchaser’s ability to consummate the transactions contemplated by this Agreement.

        Section 4.2. Authorization, Enforcement, and Validity. Such Purchaser has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Such Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity.

        Section 4.3. Consents and Approvals; No Violation. The execution, delivery and performance of this Agreement by such Purchaser and the consummation by such Purchaser of the transactions contemplated hereby will not (i) result in a violation of such Purchaser’s organizational documents; (ii) conflict with, or constitute a default or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which such Purchaser is a party (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, result in a Material Adverse Effect on such Purchaser’s ability to consummate the transactions contemplated by this Agreement); or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to such Purchaser or any of its Subsidiaries, except for such violations as would not, individually or in the aggregate, result in a Material Adverse Effect on such Purchaser’s ability to consummate the transactions contemplated by this Agreement. Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, except where the failure to obtain such consents, authorization or orders or to make such filings or registrations would not, individually or in the aggregate, result in a Material Adverse Effect on such Purchaser’s ability to consummate the transactions contemplated by this Agreement.

        Section 4.4. Investment Experience. Such Purchaser is an accredited investor within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Securities.

        Section 4.5. Investment Intent And Limitation On Dispositions. Such Purchaser is acquiring Securities and the Warrant Shares for its own account for investment only and has no intention of selling or distributing any of such Securities or Warrant Shares or any arrangement or understanding with any other Persons regarding the sale or distribution of such Securities or Warrant Shares except in accordance with the provisions of Section 6 and except as would not result in a violation of the Securities Act. Such Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities or Warrant Shares except in accordance with the provisions of Section 6 or pursuant to and in accordance with the Securities Act.

        Section 4.6. Information And Risk.

        (a)     Such Purchaser has received and reviewed the Memorandum and has requested, received, reviewed and considered all other material information such Purchaser deems relevant in making an informed decision to purchase the Securities. Such Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with its management and also had an opportunity to ask questions of officers of the Company that were answered to such Purchaser’s satisfaction.

        (b)     Such Purchaser recognizes that an investment in the Securities involves a high degree of risk, including a risk of total loss of such Purchaser’s investment. Such Purchaser is able to bear the economic risk of holding the Securities for an indefinite period, and has knowledge and experience in the financial and business matters such that it is capable of evaluating the risks of the investment in the Securities.

        (c)     Such Purchaser has, in connection with such Purchaser’s decision to purchase Securities, not relied upon any representations or other information (whether oral or written) other than as set forth in the representations and warranties of the Company contained herein, the Memorandum, the SEC Documents and the other information described in Section 4.7(a), and such Purchaser has, with respect to all matters relating to this Agreement and the offer and sale of the Securities, relied solely upon the advice of such Purchaser’s own counsel and has not relied upon or consulted any counsel to the Placement Agents or counsel to the Company.

        (d)     If such Purchaser is an individual, such Purchaser certifies that he or she is not nor to his or her knowledge has been designated, a “suspected terrorist” as defined in Executive Order 13224. If such Purchaser is a corporation, trust, partnership, limited liability company or other organization, such Purchaser certifies that, to the best of its knowledge, such Purchaser has not been designated, and is not owned or controlled by, a “suspected terrorist” as defined in Executive Order 13224. Such Purchaser hereby acknowledges that the Company seeks to comply with all applicable laws covering money laundering and related activities. In furtherance of those efforts, such Purchaser hereby represents, warrants and agrees that: (a) none of the cash or property that such Purchaser will pay or will contribute to the Company has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (b) no contribution or payment by such Purchaser to the Company, to the extent that they are within such Purchaser’s control, shall cause the Company to be in violation of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. Such Purchaser shall promptly notify the Company if any of these representations ceases to be true and accurate regarding such Purchaser. Such Purchaser agrees to provide the Company any additional information regarding such Purchaser that the Company deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. Such Purchaser understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Company may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of such Purchaser’s investment in the Company. Such Purchaser further understands that the Company may release confidential information about such Purchaser and, if applicable, any underlying beneficial owners, to proper authorities if the Company, in its sole discretion, determines that it is in the best interest of the Company in light of relevant rules and regulations under the laws set forth in subsection (b) above.

        Section 4.7. Disclosures to the Company. Such Purchaser understands that the Company is relying on the statements contained herein to establish an exemption from registration under federal and state securities laws. Such Purchaser will promptly notify the Company of any changes in the information set forth in the Registration Statement (as defined in Section 6.1(a)(i) below) regarding such Purchaser.

        Section 4.8. Nature of Purchasers. To the knowledge of such Purchaser, such Purchaser: (i) is not an affiliate (as such term is defined pursuant to Rule 12b-2 promulgated under the Exchange Act) of any other Purchaser, (ii) is not constituted as a partnership, association, joint venture or any other type of joint entity with any other Purchaser, and (iii) is not acting as part of a group (as such term is defined under Section 13(d) of the Exchange Act) with any other Purchaser. If at any time after the Closing Date such Purchaser becomes an affiliate (as defined herein) of any other Purchaser, such Purchaser will provide prompt written notice to the Company.

        Section 4.9. Ownership. Such Purchaser (including any Person controlling, controlled by, or under common control with such Purchaser, as the term “control” is defined pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and its implementing regulations (the “HSR Act”)) does not, and upon the consummation of the transactions contemplated by this Agreement will not, hold voting securities of the Company exceeding an aggregate fair market value as of the Closing Date of fifty million dollars ($50,000,000), calculated pursuant to the HSR Act.

        Section 4.10. Brokers or Finders. Other than with respect to CIBC World Markets Corp. and Legg Mason Wood Walker, Incorporated, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Purchaser.

        Section 4.11. Acknowledgement. Such Purchaser acknowledges and agrees that the Company does not make and has not made any representations or warranties with respect to the transactions contemplated by this Agreement other than those specifically set forth in Section 3.

        Section 4.12. Confidential Treatment.

        (a)     The Purchasers shall hold in strict confidence all information concerning this Agreement and the Offering of the Securities until the earlier of such time as the Company has made a public announcement concerning this Agreement or the offering of the Securities.

        (b)     Notwithstanding anything herein to the contrary, the Purchasers (and each employee, representative or agent of the Purchasers) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the offering and all the materials of any kind (including opinions to other tax analyses) that are provided to the Purchasers solely relating to the tax treatment and tax structure. However, any information relating to the U.S. federal income tax treatment or tax structure will remain confidential (and the foregoing sentence will not apply) to the extent reasonably necessary to enable any person to comply with applicable securities laws. For this purpose, “tax treatment” means U.S. federal income tax treatment, and “tax structure” means any facts relevant to the U.S. federal income tax treatment of the offering but does not include information relating to the identity of the issuer of the securities, the issuer of any assets underlying the securities or any of their respective affiliates that are offering the securities.

        Section 5. Survival of Representations and Warranties.

        Notwithstanding any investigation made by any party to this Agreement or by the Placement Agents, all representations and warranties as to each respective Closing made by the Company and the Purchasers herein shall survive for a period of one (1) year following the Closing Date.

Section 6. Registration of the Shares and Warrant Shares; Compliance with the Securities Act.

        Section 6.1. Registration Procedures And Expenses.

        (a)     Except for such times as the Company may be required to suspend the use of a prospectus forming a part of the Registration Statement (as defined below), the Company will:

(i)

as soon as practicable, but in no event later than thirty (30) days following the Closing Date, use best efforts to prepare and file with the Commission a registration statement on Form S-3 (the “Registration Statement”) covering the resale of the Shares and the Warrant Shares (both of them, together with any shares of capital stock issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend, merger, consolidation or similar transaction or event or otherwise as a distribution on, in exchange for or with respect to any of the foregoing, in each case held at the relevant time by a Purchaser, the “Registrable Securities”) by each Purchaser;

(ii)

use its commercially reasonable efforts to cause the Registration Statement, as amended, subject to receipt of necessary information from the Purchasers on the questionnaire attached as Appendix E hereto, to become effective under the Securities Act within ninety (90) days after the Closing Date;

(iii)

prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith (A) as may be necessary to keep the Registration Statement continuously effective until the earlier of (i) the second anniversary of the Closing Date, or (ii) such time as all Registrable Securities purchased by the Purchasers have been sold pursuant to the Registration Statement and (B) as may be reasonably requested by a Purchaser in order to incorporate information concerning such Purchaser or such Purchaser’s intended method of distribution;

(iv)

so long as the Registration Statement is effective covering the resale of Registrable Securities owned by the Purchasers, furnish to each Purchaser with respect to the Registrable Securities registered under the Registration Statement (and to each underwriter, if any, of such Registrable Securities) such reasonable number of copies of prospectuses and such other documents as such Purchaser may reasonably request in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by such Purchaser;

(v)

use commercially reasonable efforts to file documents required of the Company for normal Blue Sky clearance in states specified in writing by the Purchasers; provided, however, that the Company shall not be required to qualify to do business or consent to service of process generally in any jurisdiction in which the Company is not now so qualified or has not so consented;

(vi)

bear all expenses in connection with the procedures in paragraphs (a) through (c) of this Section 6.1 and the registration of the Registrable Securities pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchasers, if any in connection with an underwritten offering of the Registrable Securities;

(vii)

use all commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Purchaser of the issuance of such order and the resolution thereof;

(viii)

furnish to each Purchaser, on the date that such Registration Statement becomes effective, (x) a letter, dated such date, of outside counsel representing the Company (and reasonably acceptable to such Purchaser) addressed to such Purchaser, confirming the effectiveness of such Registration Statement and, to the knowledge of such counsel, the absence of any stop order, and (y) in the case of an underwriting, (A) an opinion addressed to such Purchaser, dated such date, of such outside counsel, in such form and substance as is required to be given to the underwriters, and (B) a letter addressed to such Purchaser, dated such date, from the Company’s independent certified public accountants, in such form and substance as is required to be given by the Company’s independent certified public accountants to such underwriters;

(ix)

provide to each Purchaser and its representatives, if requested, the opportunity to conduct a reasonable inquiry of the Company’s financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Purchaser may reasonably request in order to fulfill any due diligence obligation on its part; and

(x)

permit counsel for the Purchasers to review the Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission and the Company’s responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company);

provided, that in the case of clauses (ix) and (x) above, the Company shall not be required to provide, and shall not provide, any Purchaser with material, non-public information unless such Purchaser agrees to receive such information and enters into a written confidentiality agreement with the Company.

        (b)     The Company shall be permitted to suspend for one or more periods (provided that the aggregate length of such suspension shall not exceed thirty business days in any 365 day period) the actions required under Sections 6.1(a)(i) through (iii) to the extent that the Board of Directors of the Company concludes in good faith that the disclosure of information in the prospectus relating to any strategic transaction or any negotiations or discussions in connection therewith is necessary.

        (c)     With a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the Commission that may at any time permit the Purchaser to sell Registrable Securities to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Purchasers’ Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Purchasers’ Registrable Securities shall have been resold; (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to the Purchaser upon request, as long as the Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Purchaser of any rule or regulation of the Commission that permits the selling of any such Registrable Securities without registration.

        Section 6.2. Restrictions on Transferability.

        (a)     Each Purchaser agrees that it will not effect any disposition of the Securities or Warrant Shares that would or could reasonably be expected to lead to, or result in or constitute a sale within the meaning of the Securities Act or pursuant to any applicable state securities or Blue Sky laws of any state, except (i) for the Registrable Securities, as contemplated in the Registration Statement referred to in Section 6.1 above, (ii) for the Registrable Securities, pursuant to the requirements of Rule 144 (in which case such Purchaser will provide the Company with reasonable evidence of such Purchaser’s compliance therewith) or (iii) pursuant to a written opinion of legal counsel reasonably satisfactory to the Company and addressed to the Company to the effect that registration is not required in connection with the proposed transfer; whereupon the holder of such securities shall be entitled to transfer such securities. Each certificate evidencing the securities transferred as above provided shall bear the appropriate restrictive legends as may be required by Section 7.

        (b)     Each Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment or supplement to the Registration Statement has been filed by the Company and declared effective, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Purchaser hereby covenants that such Purchaser will not sell any Registrable Securities pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchasers written notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchasers written notice that the Purchasers may thereafter effect sales pursuant to said prospectus. The Company agrees to file such amendment, supplement or report as soon as practicable following such notice of suspension.

        (c)     Upon any sale of Registrable Securities pursuant to the Registration Statement, each Purchaser shall deliver to the transfer agent a certificate of subsequent sale in the form attached hereto as Appendix F.

        (d)     None of the Securities or Warrant Shares shall be transferable except upon the conditions specified in this Section 6, which are intended to ensure compliance with the provisions of the Securities Act. Each Purchaser will cause any proposed transferee of the Securities or the Warrant Shares held by such Purchaser to agree to take and hold such Securities or Warrant Shares subject to the provisions and upon the conditions specified in this Section 6 if and to the extent that such Securities or Warrant Shares continue to be restricted securities in the hands of the transferee.

        Section 6.3. Termination Of Conditions And Obligations.

        (a)     The conditions precedent imposed by Section 6.2 above regarding the transferability of the Securities or Warrant Shares shall cease and terminate as to any particular number of the Securities or Warrant Shares upon the date on which the Purchaser may sell without volume limitations all such Securities or Warrant Shares then held by the Purchaser without registration by reason of Rule 144 or any other rule of similar effect.

        (b)     The expiration or termination of this Agreement for any reason will have no effect on the rights of any of the parties under the provisions of this Section 6.

Section 7. Legends. (a) Such Purchaser understands and agrees that each certificate or other document evidencing any of the Securities or Warrant Shares shall be endorsed with the legend in the form set forth below, and such Purchaser covenants that such Purchaser will not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legend endorsed on such certificate (unless there is in effect a registration statement under the Securities Act covering such proposed transfer, such securities have been sold under Rule 144 promulgated under the Securities Act (“Rule 144”) or as otherwise permitted by the provisions of Section 6.2 above) and understands that the Company will refuse to register a transfer of any Securities or Warrant Shares unless the conditions specified in the following legend are satisfied:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. EXCEPT AS SPECIFIED IN THIS LEGEND, SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR UNLESS SUCH SALE, PLEDGE, HYPOTHECATION OR TRANSFER IS OTHERWISE EXEMPT FROM REGISTRATION AND ANY APPLICABLE STATE SECURITIES LAWS. THE COMPANY MAY REQUEST A WRITTEN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH SALE OR OTHER TRANSFER.”

        (b)     Such certificates shall not contain any legend (i) while a Registration Statement (as defined below) covering the resale of the Registrable Securities is effective under the Securities Act, (ii) following any sale of such Registrable Securities pursuant to an effective Registration Statement or Rule 144, or (iii) if such Securities or Warrant Shares are eligible for sale under Rule 144(k). Following the effective date of the Registration Statement or at such earlier time as a legend is no longer required for certain Securities or Warrant Shares, the Company will, no later than three trading days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such securities, deliver or cause to be delivered to such Purchaser a certificate representing such securities that is free from all restrictive and other legends.

        (c)     Such Purchaser covenants that such Purchaser will not transfer the Registrable Securities represented by any certificate without complying with any applicable requirements under the Securities Act to deliver the final prospectus included in the effective Registration Statement to any offeree of such Registrable Securities.

Section 8. Indemnification.

        (a)     For purposes of this Section 8:

(i)	the term “Purchaser” shall include the Purchaser and any affiliate (as such term is defined pursuant to Rule 12b-2 promulgated under the Exchange Act) of such Purchaser;

(ii)

the term “Prospectus” shall mean the prospectus and any amendment or supplement thereto in the form first filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act or, if no Rule 424(b) filing is required, filed as part of the Registration Statement at the time of effectiveness, as supplemented or amended from time to time; and

(iii)	the term “Registration Statement” shall include any final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement.

        (b)     The Company agrees to indemnify and hold harmless each of the Purchasers and each Person, if any, who controls any Purchaser within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchasers or such controlling Person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder, and will reimburse each Purchaser and each such controlling Person for any legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Purchaser or such controlling Person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Purchaser expressly for use therein, (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Section 6.2 above respecting sale of the Securities and the Warrant Shares, (iii) the inaccuracy of any representations made by such Purchaser herein or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Purchaser a reasonable time prior to the pertinent sale or sales by the Purchaser, and provided that the Purchaser has been notified by the Company that such earlier Prospectus should no longer be delivered by the Purchaser.

        (c)     Each Purchaser will severally, and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling Person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Purchaser to comply with the covenants and agreements contained in Section 6.2 above respecting the sale of the Securities and the Warrant Shares, (ii) the inaccuracy of any representation made by such Purchaser herein or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling Person for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling Person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the aggregate liability of any Purchaser hereunder shall not exceed the Purchase Price paid by such Purchaser to the Company on the Closing Date. No Purchaser shall be liable for the indemnification obligations of any other Purchaser.

        (d)     Promptly after receipt by an indemnified party under this Section 8 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, promptly notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder or otherwise to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to the indemnifying party, representing the indemnified parties who are parties to such action) or (ii) the indemnified party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

Section 9. Notices.

        (a)     All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be as addressed as follows:

        if to the Company, to:

Palatin Technologies, Inc. 4-C Cedar Brook Drive Cedar Brook Corporate Center Cranbury, NJ 08512 Attention: Carl Spana, President and CEO Telephone No.: (609) 495-2200 Telecopy No.: (609) 495-2201

        with a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. Chrysler Center 666 Third Avenue New York, New York 10017 Attention: Faith Charles, Esq. Telephone No.: (212) 692-6770 Telecopy No.: (212) 983-3115

and if to any Purchaser, at its address as set forth in Appendix A hereto, or at such other address or addresses as may have been previously furnished to the Company in writing in accordance with this Section 9.

        (b)     Such notices or other communications shall be deemed delivered upon receipt, in the case of overnight delivery, personal delivery, facsimile transmission (as evidenced by the confirmation thereof), or mail.

Section 10. Miscellaneous.

        Section 10.1. Amendments. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and each Purchaser. Any amendment or waiver effected in accordance with this Section 10.1 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

        Section 10.2. Headings. The headings of the various sections of this Agreement are for convenience of reference only and shall not be deemed to be part of this Agreement.

        Section 10.3. Severability. In the event that any provision in this Agreement is held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        Section 10.4. Governing Law And Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties hereto agree to submit to the exclusive jurisdiction of the federal and state courts of the State of New York with respect to the interpretation of this Agreement or for the purposes of any action arising out of or related to this Agreement.

        Section 10.5. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument. In the event that any signature is delivered via facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original hereof.

        Section 10.6. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the matters covered herein, supersede all prior agreements and understandings with respect to such matters and executed by and among the Company and any of the Purchasers, and, except as specifically set forth herein or therein, neither the Company nor the Purchasers make any representation, warranty, covenant or undertaking with respect to such matters.

        Section 10.7. Independent Nature Of Purchasers’ Obligations And Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group, or are deemed affiliates (as such term is defined under the Exchange Act) with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

        Section 10.8. Expenses. Each party hereto shall pay all costs and expenses incurred by it in connection with the execution and delivery of this Agreement, and all the transactions contemplated thereby, including fees of legal counsel.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives as of the day and year first above written.

                                 PALATIN TECHNOLOGIES, INC.

                                 By:_____________________________
                                       Name:
                                       Title:

                                  Purchaser:_______________________

                                 By:_____________________________
                                       Name:
                                       Title:

                                 Purchaser:_______________________

                                 By:_____________________________
                                       Name:
                                       Title:

                                 Purchaser:_______________________

                                 By:_____________________________
                                       Name:
                                       Title:

                                                              APPENDIX A

                                                        SCHEDULE OF PURCHASERS

-------------------------------------------------------------------------------------------------------------------
      Purchaser                Purchaser Address         Aggregate Number    Aggregate Number    Aggregate Purchase
                                                             of Shares         of Warrants               Price
-------------------------------------------------------------------------------------------------------------------
Albert Fried Jr.        c/o Albert Fried & Co.               1,000,000           150,000             $3,250,000
                        60 Broad Street, 39th Floor
                        New York, NY  10014
-------------------------------------------------------------------------------------------------------------------
Marc Florin             12 Barkers Pt. Road                   45,000              6,750               $146,250
                        Sands Point, NY  11050
-------------------------------------------------------------------------------------------------------------------
Alexandra Global        767 Third Avenue, 39th Floor         1,000,000           150,000             $3,250,000
Master Fund LTD         New York, NY  10017

-------------------------------------------------------------------------------------------------------------------
Atlas Equity I, Ltd.    181 W. Madison, Suite 3600            300,000             45,000              $975,000
                        Chicago, IL  60602
-------------------------------------------------------------------------------------------------------------------
Clariden                Clariden Bank                         400,000             60,000             $1,300,000
Biotechnology Equity    Claridenstrasse 26
Fund                    Postfach CH-8022
                        Zurich, Germany
-------------------------------------------------------------------------------------------------------------------
Clearwater Fund I,      611 Druid Road East, Suite 200        150,000             22,500              $487,500
L.P.                    Clearwater, FL  33756
-------------------------------------------------------------------------------------------------------------------
Clearwater Offshore     611 Druid Road East, Suite 200        150,000             22,500              $487,500
Fund, Ltd               Clearwater, FL  33756
-------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG,       527 Madison Avenue, 8th Floor         500,000             75,000             $1,625,000
London Branch           New York, NY  10022
-------------------------------------------------------------------------------------------------------------------
Elliott Associates,     712 Fifth Avenue, 35th Floor          280,000             42,000              $910,000
L.P.                    New York, NY  10019
-------------------------------------------------------------------------------------------------------------------
Elliott                 c/o Elliott Mgmt.                     420,000             63,000             $1,365,000
International, L.P.     712 Fifth Avenue, 35th Floor
                        New York, NY  10019
-------------------------------------------------------------------------------------------------------------------
SG Private Banking      Avenue de Rumine 20                   47,500              7,125               $154,375
(Suisse) SA             1005 Lausanne
                        Switzerland
-------------------------------------------------------------------------------------------------------------------
Lombard Odier Darier    11, rue de la Corraterie              300,000             45,000              $975,000
Hentsch & Cie           Case postale
                        1211 Geneve 11
                        Switzerland
-------------------------------------------------------------------------------------------------------------------
Alfa-Tech L.L.C.        2 North Riverdale Plaza               615,385           92,307.75          $2,000,001.25
                        Suite 1500
                        Chicago, IL  60606
-------------------------------------------------------------------------------------------------------------------
Lurie Investment        2 North Riverdale Plaza               384,615           57,692.25          $1,249,998.75
Fund, L.L.C.            Suite 1500
                        Chicago, IL  60606
-------------------------------------------------------------------------------------------------------------------
Oppenheim Prumerica     4 rue Jean Monnet                     200,000             30,000              $650,000
Asset Management        L-2180
S.a.r.l.                Luxembourg
on behalf of MEDICAL
BioHe@lth-Trends
-------------------------------------------------------------------------------------------------------------------
Hauck & Aufhaeuser      23, Avenue de la Liberte              25,000              3,750               $81,250
Banquiers Luxembourg    L-1931
S.A.                    Luxembourg
on behalf of
VCH Expert Bio Tech
-------------------------------------------------------------------------------------------------------------------

A-1

-------------------------------------------------------------------------------------------------------------------
Perry Partners          Citco Building                        375,000             56,250             $1,218,750
International, Inc.     Wickhams Cay
                        P.O. Box 662
                        Roadtown, Tortola
                        B.V.I.
-------------------------------------------------------------------------------------------------------------------
Perry Partners LP       599 Lexington Avenue                  125,000             18,750              $406,250
                        New York, NY  10022
-------------------------------------------------------------------------------------------------------------------
Porter Partners, L.P.   300 Drakes Landing Road               240,000             36,000              $780,000
                        Suite 175
                        Greenbrae, CA  94904
-------------------------------------------------------------------------------------------------------------------
EDJ Limited             c/o Deltec Bank and Trust             60,000              9,000               $195,000
                        Deltec House / Lyford Cay
                        P.O. Box N-3229
                        Nassau, Bahamas
-------------------------------------------------------------------------------------------------------------------
David D. May            605 Third Avenue, 19th Floor          15,000              2,250               $48,750
                        New York, NY  10158
-------------------------------------------------------------------------------------------------------------------
Sanford Prater          37 Gordon Road                        15,000              2,250               $48,750
                        Essex Falls, NJ  07021
-------------------------------------------------------------------------------------------------------------------
Catalyst                605 Third Avenue, 19th Floor          16,300              2,445               $52,975
International LTD       New York, NY  10158
-------------------------------------------------------------------------------------------------------------------
Quantum Partners, LDC   605 Third Avenue, 19th Floor          44,800              6,720               $145,600
                        New York, NY  10158
-------------------------------------------------------------------------------------------------------------------
Catalyst Partners LP    605 Third Avenue, 19th Floor          17,300              2,595               $56,225
                        New York, NY  10158
-------------------------------------------------------------------------------------------------------------------
Ridgecrest Partners     605 Third Avenue, 19th Floor          14,800              2,220               $48,100
LTD                     New York, NY  10158
-------------------------------------------------------------------------------------------------------------------
Ridgecrest Partners,    605 Third Avenue, 19th Floor          54,300              8,145               $176,475
QP, LP                  New York, NY  10158
-------------------------------------------------------------------------------------------------------------------
Ridgecrest Partners LP  605 Third Avenue, 19th Floor           2,500               375                 $8,125
                        New York, NY  10158
-------------------------------------------------------------------------------------------------------------------
The Sagitta             80 Harcourt Street                    100,000             15,000              $325,000
Healthcare Fund         Dublin 2
                        Ireland
-------------------------------------------------------------------------------------------------------------------
South Ferry L.P. #2     1 State Street Plaza                  30,000              4,500               $97,500
                        New York, NY  10004
-------------------------------------------------------------------------------------------------------------------
Fulton St. Capitol LLC  140 Fulton Street                     20,000              3,000               $65,000
                        Lawrence, NY  11559
-------------------------------------------------------------------------------------------------------------------
Stephen E. Garcia       700 Hunter Road                       45,000              6,750               $146,250
                        Glenview, IL  60025
-------------------------------------------------------------------------------------------------------------------

A-2

APPENDIX B

FORM OF WARRANT CERTIFICATE

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

_______ Warrants

PALATIN TECHNOLOGIES, INC.

COMMON STOCK PURCHASE WARRANT CERTIFICATE

THE WARRANTS EVIDENCED BY THIS CERTIFICATE

ARE NOT EXERCISABLE AFTER 5:00 P.M.,

NEW YORK CITY TIME, ON

January 26, 2009

THIS CERTIFIES THAT:

_____________________ or registered assigns is the registered holder (the “Registered Holder”) of the number of Warrants set forth above, each of which represents the right to purchase from Palatin Technologies, Inc., a Delaware corporation (the “Company”), ____________ fully paid and nonassessable shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, at the initial exercise price of $4.06 per Warrant (the “Exercise Price”) at any time prior to the Expiration Date (as hereinafter defined), by surrendering this Warrant Certificate, with the Form of Election to Purchase duly executed at the principal office of the Company and by paying in full the Exercise Price, plus transfer taxes, if any. The term “Warrant” as used herein shall include this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein. Payment of the Exercise Price shall be made (i) in United States currency, by certified check or money order payable to the order of the Company, or (ii) by “cashless exercise” in accordance with the provisions below, but only when a registration statement under the Act for the resale of the shares of Common Stock issuable upon exercise of the Warrants is not then in effect.

        The Warrants have been issued pursuant to a private placement of Common Stock and Warrants.

This Warrant Certificate is issued under and in accordance with the Securities Purchase Agreement dated as of January 26, 2004, (the “Securities Purchase Agreement”) between the Company and the Registered Holder, as amended and is subject to the terms and provisions contained in the Securities Purchase Agreement. Section 6 of the Securities Purchase Agreement governs the registration rights of the shares of Common Stock underlying the Warrants. Unless otherwise defined herein, the capitalized terms used herein shall have the meaning assigned to such terms in the Securities Purchase Agreement.

        Notwithstanding any provisions herein to the contrary, if (i) the Per Share Market Value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below) and (ii) a registration statement under the Act for the resale of the shares of Common Stock issuable upon exercise of the Warrants is not then in effect, in lieu of exercising this Warrant by payment of cash, the Registered Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Election to Purchase in which event the Company shall issue to the Registered Holder a number of shares of Common Stock computed using the following formula:

             X = Y - (A)(Y)
                     ------
                        B

Where        X =   the number of shares of Common Stock to be issued to the Registered Holder.

             Y =   the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

             A =   the Exercise Price.

             B =   the Per Share Market Value of one share of Common Stock.
“Per Share Market Value” means on any particular date (a) the closing bid price per share of the Common Stock on such date on the American Stock Exchange (“AMEX”) Market System or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on AMEX or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the over-the-counter electronic bulletin board (the “OTC Bulletin Board”) or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the “Pink Sheet” quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by the Board of Directors of the Company.

        As soon as practicable after the date of exercise of any Warrants, the Company shall issue, or cause the transfer agent for the Common Stock, if any, to issue a certificate or certificates for the number of full shares of Common Stock to which such Registered Holder is entitled, registered in accordance with the instructions set forth in the Form of Election to Purchase. All shares of Common Stock issued upon the exercise of any Warrants shall be validly authorized and issued, fully paid and nonassessable, and free from all taxes, liens and charges created by the Company in respect of the issue thereof. Each person in whose name any such certificate for shares of Common Stock is issued shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on the date of exercise of the Warrants resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such certificate for shares of Common Stock.

In the event that less than all of the Warrants represented by a Warrant Certificate are exercised, the Company shall execute and mail, by first-class mail, within 30 days of the date of exercise, to the Registered Holder of such Warrant Certificate, or such other person as shall be designated in the Form of Election to Purchase, a new Warrant Certificate representing the number of full Warrants not exercised. In no event shall a fraction of a Warrant be exercised, and the Company shall distribute no Warrant Certificates representing fractions of Warrants. Final fractions of shares shall be treated as provided for herein.

The Company shall at all times reserve and keep available for issuance upon the exercise of Warrants a number of its authorized but unissued shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Warrants.

        Subject to the provisions hereof, the Exercise Price in effect from time to time shall be subject to adjustment, as follows:

        (a)     In case the Company shall at any time after the date hereof (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Exercise Price, and the number of shares of Common Stock issuable upon exercise of the Warrants in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that the Holders of the Warrants after such time shall be entitled to receive the aggregate number and kind of shares which, if such Warrants had been exercised immediately prior to such time, such Registered Holders would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

        (b)     In case the Company shall issue or fix a record date for the issuance to all holders of Common Stock of rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock) at a price per share (or having a conversion or exchange price per share, if a security convertible into or exchangeable for Common Stock) less than the Current Market Price per share of Common Stock (as determined below) on such record date, then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate initial conversion or exchange price of the convertible or exchangeable securities so to be offered) would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock so issued or to be offered for subscription or purchase (or into which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable). Such adjustment shall become effective at the close of business on such record date; provided, however, that, to the extent the shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) are not delivered, the Exercise Price shall be readjusted after the expiration of such rights, options, or warrants (but only with respect to Warrants exercised after such expiration), to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options, or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into or exchangeable for shares of Common Stock) actually issued and the Exercise Price shall also be adjusted for any subsequent adjustment or other change to the number of shares of Common Stock issuable upon exercise, exchange or conversion of such rights, options, warrants or other securities. Notwithstanding anything to the contrary contained herein, no adjustment shall be made to the Exercise Price until any condition to the vesting of such rights, options or warrants shall be fulfilled or satisfied (and then only with respect to the portion thereof which shall have vested). In case any subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error. Shares of Common Stock owned by or held for the account of the Company or any majority-owned subsidiary shall not be deemed outstanding for the purpose of any such computation. If any event occurs of the type contemplated by the provisions of this paragraph but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board shall make an appropriate adjustment in the Exercise Price so as to equitably protect the rights of holders of this Warrant.

        (c)     In case the Company shall distribute to all holders of Common Stock (including any such distribution made to the stockholders of the Company in connection with a consolidation or merger in which the Company is the continuing corporation) evidences of its indebtedness, cash (other than any cash dividend which, together with any cash dividends paid within the twelve (12) months prior to the record date for such distribution, does not exceed 5% of the Current Market Price at the record date for such distribution) or assets (other than distributions and dividends payable in shares of Common Stock), or rights, options, or warrants to subscribe for or purchase Common Stock, or securities convertible into or exchangeable for shares of Common Stock (excluding those with respect to the issuance of which an adjustment of the Exercise Price is provided pursuant to the foregoing paragraph), then, in each case, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction, the numerator of which shall be the Current Market Price per share of Common Stock on such record date, less the fair market value (as determined in good faith by the board of directors of the Company, whose determination shall be conclusive absent manifest error) of the portion of the evidences of indebtedness or assets so to be distributed, or of such rights, options, or warrants or convertible or exchangeable securities, or the amount of such cash, applicable to one share, and the denominator of which shall be such Current Market Price per share of Common Stock. Such adjustment shall become effective at the close of business on such record date.

For the purpose of any computation under this Warrant, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the five (5) consecutive trading days immediately preceding the date in question. The closing price for each day shall be (a) the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange or market system (including, for purposes hereof, the AMEX Market System on which the Common Stock, is listed (Symbol, PTN) or admitted to trading, (b) if the Common Stock, is not listed or admitted to trading on any national securities exchange or market system, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc. or a similar organization if AMEX is no longer reporting such information, or (c) if on any such date the Common Stock is not listed or admitted to trading on any national securities exchange and is not quoted by AMEX or any similar organization, as determined by reference to the “pink sheets” published by the National Quotation Bureau or, if not so published, by such other method of determining the market value of a share of Common Stock, as the board of directors of the Company shall in good faith from time to time deem to be fair, whose determination shall be conclusive absent manifest error shall be used.

No adjustment in the Exercise Price shall be required if such adjustment is less than $.05; provided, however, that any adjustments which by reason of this Warrant are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Warrant shall be made to the nearest cent or to the nearest one thousandth of a share, as the case may be.

In any case in which this Warrant shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Registered Holders of the Warrants, if any Registered Holder has exercised a Warrant after such record date, the shares of Common Stock, if any, issuable upon such exercise over and above the shares of Common Stock, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such exercising Registered Holder a due bill or other appropriate instrument evidencing such Registered Holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

Upon each adjustment of the Exercise Price as a result of the calculations made above the Warrants shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (A) the product obtained by multiplying the number of shares purchasable upon exercise of the Warrants prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price by (B) the Exercise Price in effect after such adjustment of the Exercise Price.

In case of any capital reorganization, other than in the cases referred to above, or the consolidation or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock or the conversion of such outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively such actions being hereinafter referred to as “Reorganizations”), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a Registered Holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Registered Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as practicable, in relation to any shares or other property thereafter deliverable upon exercise of Warrants. The Company shall not effect any such Reorganization, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such Reorganization and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer, shall assume by written instrument the obligation to deliver to the Registered Holder of any Warrant Certificate such shares of stock, securities, cash or other property as such holder shall be entitled to purchase in accordance with the foregoing provisions. Notwithstanding anything to the contrary contained herein, in the event of sale or conveyance or other transfer of all or substantially all of the assets of the Company as a part of a plan for liquidation of the Company, all rights to exercise any Warrant shall terminate thirty (30) days after the Company gives written notice to each Registered Holder of a Warrant Certificate that such sale or conveyance of other transfer has been consummated.

In case of any reclassification or change of the shares of Common Stock issuable upon exercise of the Warrants, including, without limitation, in any reorganization (other than a change in par value or from no par value to a specified par value, or as a result of a subdivision or combination, but including any change in the shares into two or more classes or series of shares), the Registered Holders of the Warrants shall have the right thereafter to receive upon exercise of the Warrants solely the kind and amount of shares of stock and other securities, property, cash, or any combination thereof receivable upon such reclassification or change by a Registered Holder of the number of shares of Common Stock for which the Warrants might have been exercised immediately prior to such reclassification or change and the term “Common Stock” shall thereafter include, without limitation, such stock and other securities. Thereafter, appropriate provision shall be as nearly equivalent as practicable to the adjustments in this Warrant. The above provisions of this paragraph shall similarly apply to successive reclassifications and changes of shares of Common Stock.

Notwithstanding anything to the contrary herein contained, in the event of a transaction contemplated by the prior paragraph in which the surviving, continuing, successor, or purchasing corporation demands that all outstanding Warrants be extinguished prior to the closing date of the contemplated transaction, the Company shall give prior notice (the “Merger Notice”) thereof to the Registered Holders advising them of such transaction. The Registered Holders shall have ten (10) days after the date of the Merger Notice to elect to (i) exercise the Warrants in the manner provided herein or (ii) receive from the surviving, continuing, successor, or purchasing corporation, with respect to outstanding Warrants, the same consideration receivable by a Registered Holder of the number of shares of Common Stock for which the Warrants might have been exercised immediately prior to such consolidation, merger, sale, or purchase reduced by such amount of the consideration as has a market value equal to the exercise price of the Warrants, as determined by the Board of Directors of the Company, whose determination shall be conclusive absent manifest error. If any Registered Holder fails to timely notify the Company of its election, the Holder shall be deemed for all purposes to have elected the option set forth in (ii) above. Any amounts receivable by a Holder who has elected the option set forth in (ii) above shall be payable at the same time as amounts payable to stockholders in connection with any such transaction.

Whenever the Exercise Price is adjusted as provided in this Warrant, the Company will promptly obtain a certificate of the chief financial officer of the Company setting forth the Exercise Price as so adjusted and a brief statement of the facts accounting for such adjustment. Whenever any adjustment is made pursuant to this Warrant, the Company shall cause notice of such adjustment to be mailed to each Registered Holder of a Warrant Certificate within fifteen (15) days thereafter, such notice to include in reasonable detail (i) the events precipitating the adjustment, (ii) the computation of any adjustments, and (iii) the Exercise Price, the number of shares or the securities or other property purchasable upon exercise of each Warrant after giving effect to such adjustment.

In no event shall the Exercise Price be adjusted below the par value per share of the Common Stock.

In case at any time the Company shall propose:

(a)

to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

(b)

to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

(c)	to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation, merger, sale, lease, or conveyance of property, described above; or

(d)	to effect any liquidation, dissolution, or winding-up of the Company;

then, in each such case, the Company shall cause notice of such proposed action to be mailed to each Registered Holder of a Warrant Certificate. Such notice shall be mailed, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of receiving such payment or offer or at least ten (10) days prior to the earlier of the date upon which such action is to take place or any record date to determine holders of Common Stock entitled to receive such securities or other property, as the case may be.

Irrespective of any adjustments pursuant to this Warrant, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments.

The Company shall not be required upon the exercise of any Warrant to issue fractional shares of Common Stock which may result from adjustments in accordance with this Warrant to the Exercise Price or number of shares of Common Stock purchasable under each Warrant. If more than one Warrant is exercised at one time by the same Registered Holder, the number of full shares of Common Stock which shall be deliverable shall be computed based on the number of shares deliverable in exchange for the aggregate number of Warrants exercised. With respect to any final fraction of a share called for upon the exercise of any Warrant or Warrants, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the Current Market Price of a share of Common Stock calculated in accordance with this Warrant.

If any change to the capitalization of the Company should occur with respect to which a favorable adjustment to the rights and interests of the Registered Holders of the Warrants should be made, and such adjustment is not otherwise provided for in this Warrant, such appropriate adjustment should be made as determined in good faith by the Board of Directors of the Company.

No Warrant may be exercised after 5:00 P.M., New York City time, on the expiration date (the “Expiration Date”) which will be January 26, 2009. All Warrants evidenced hereby shall thereafter become void.

No Warrant Certificate shall entitle the registered holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company.

If any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company in its discretion may execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant Certificate, or in lieu of or in substitution for a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate for the number of Warrants represented by the Warrant Certificate so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Warrant Certificate, and of the ownership thereof, and indemnity, if requested, all satisfactory to the Company. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges incidental thereto as the Company may prescribe. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

Prior to the latest time at which the Warrants may be exercised, subject to any applicable laws, rules or regulations restricting transferability, Warrant Certificates, subject to the provisions hereof, may be split up, combined or exchanged for other Warrant Certificates representing a like aggregate number of Warrants or may be transferred in whole or in part. Any holder desiring to split up, combine or exchange a Warrant Certificate or Warrant Certificates shall make such request in writing delivered to the Company at its principal office and shall surrender the Warrant Certificate or Warrant Certificates so to be split up, combined or exchanged at said office with the Form of Assignment. Upon any such surrender for split up, combination, exchange or transfer, the Company shall execute and deliver to the person entitled thereto a Warrant Certificate or Warrant Certificates, as the case may be, as so requested in the Form of Assignment. The Company may require the holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination, exchange or transfer of Warrant Certificates prior to the issuance of any new Warrant Certificate.

Any Warrant Certificate surrendered upon the exercise of Warrants or for split up, combination, exchange or transfer, or purchased or otherwise acquired by the Company, shall be canceled and shall not be reissued by the Company; and, except as otherwise provided herein in case of the exercise of less than all of the Warrants evidenced by a Warrant Certificate or in case of a split up, combination, exchange or transfer, no Warrant Certificate shall be issued hereunder in lieu of such canceled Warrant Certificate. Any Warrant Certificate so canceled shall be destroyed by the Company.

Every holder of a Warrant Certificate by accepting the same consents and agrees with the Company and with every other holder of a Warrant Certificate that:

(a)

transfer of the Warrant Certificates shall be registered on the books of the Company only if surrendered at the principal office of the Company, duly endorsed or accompanied by a proper instrument of transfer; and

(b)

prior to due presentment for registration of transfer, the Company may deem and treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

        The laws of the State of New York shall govern this Warrant Certificate.

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed.

PALATIN TECHNOLOGIES, INC.

By:______________________________

FORM OF

ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE

TO:

(NAME)

(ADDRESS, INCLUDING ZIP CODE)

at

(SOCIAL SECURITY OR OTHER TAX IDENTIFYING NUMBER)

DELIVER

TO:

(NAME)

at

(ADDRESS, INCLUDING ZIP CODE)

If the number of Warrants hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of full Warrants not exercised be issued and delivered as set forth below.

In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $ by certified check or money order payable in United States currency to the order of the Company. In the event payment is being made by means of a cashless exercise, then the undersigned authorizes the surrender of the number of shares of Common Stock necessary for the full payment of the Exercise Price in accordance with the terms and provisions of the Warrant Certificate.

Dated:

(Insert Social Security or (Signature of registered other identifying number holder) of holder)
(Signature of registered holder, if co-owned)

_________________

        NOTE: Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate

FORM OF

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants set forth below:

Name of Assignee Address No.of Warrants

and does hereby irrevocably constitute and appoint Attorney to make such transfer on the books of Palatin Technologies, Inc. maintained for that purpose, with full power of substitution in the premises.

Dated: , 200_.

_________________

(Insert Social Security or other identifying number of Signature holder)
(Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

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APPENDIX C

FORM OF COMPANY COUNSEL OPINION

        The Placement Agents shall receive on the Closing Date from counsel for the Company, an opinion (containing the customary exceptions and assumptions) addressed to each of the Placement Agents and the Purchasers and dated such Closing Date, and stating in effect that:

        (a)     Each of the Company and its subsidiary, RhoMed Incorporated, have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties or the nature of its business makes such qualification necessary, except where the failure to so qualify or to be in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

        (b)     The Company has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Memorandum and with respect to the Company to enter into and perform its obligations under this Agreement and the Warrants and to issue and sell the Securities and to issue the Warrant Shares. RhoMed Incorporated does not own, lease or operate any property or conduct any business.

        (c)     The authorized, issued and outstanding capital stock of the Company is as set forth in the Memorandum under the caption “Capitalization” as of the dates stated therein; all of the outstanding shares of common stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. The Securities to be issued and sold by the Company pursuant to this Agreement have been duly authorized for issuance and sale to the Purchasers pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein and pursuant to the rules and regulations of the American Stock Exchange, will be validly issued, fully paid and nonassessable, and no holder of the Securities is or will be subject to personal liability by reason of being such a holder. The Warrant Shares have been duly authorized and reserved for issuance and when issued against payment of the consideration set forth in the Warrant will be validly issued, fully paid and nonassessable, and no holder of the Warrant Shares is or will be subject to personal liability by reason of being such a holder. The issuance and sale of the Securities and the issuance of the Warrant Shares by the Company is not subject to any preemptive or other similar rights of any securityholder of the Company. Except as disclosed in the Memorandum, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company’s Certificate of Incorporation or by-laws or other governing documents or any “Material Contracts” as listed in a scheduled attached hereto or to our knowledge, any other agreements or other instruments to which the Company is a party or by which it is bound. The Common Stock, the Securities and the Warrant Shares conform in all material respects to the descriptions thereof contained in the Memorandum. The form of certificate used to evidence the Common Stock is in valid and sufficient form.

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        (d)     All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Securities and the issuance of the Warrant Shares. Each of this Agreement and the Warrant have been duly and validly authorized, executed and delivered by the Company and each of this Agreement and the Warrant constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

        (e)     Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Securities, the issuance of the Warrant Shares, nor the execution, delivery or performance of any other agreement or instrument entered into or to be entered into by the Company in connection with the transactions contemplated by the Memorandum, will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or its subsidiary pursuant to the terms of, any Material Contract or to our knowledge any material indenture, mortgage, deed trust, note, or other material agreement or instrument to which the Company or its subsidiary is a party or by which either the Company or its subsidiary or any of their assets or properties or businesses is bound, or to our knowledge, any material license, permit, judgment, decree, order, statute, rule or regulation, domestic or foreign, that would violate any provision of the charter or by laws of the Company or its subsidiary.

        (f)     No consent, approval, authorization, license, registration, qualification or order of any court or governmental or regulatory authority having jurisdiction over the Company is required for the due authorization, execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws of any state in connection with the purchase of the Securities by the several Purchasers, the issuance of the Warrant Shares and the rules and regulations of the American Stock Exchange.

        (g)     To our knowledge, there is no any action, suit, proceeding or other investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which is not disclosed in the Memorandum and which could reasonably be expected to have a Material Adverse Effect.

        (h)     The statements in the Memorandum under the caption “Description of Capital Stock,” insofar as such statement constitutes a summary of documents referred to therein or matters of law, is accurate in all material respects and accurately presents the information with respect to such documents and matters.

        (i)     Assuming (i) the accuracy of the representations and warranties of the Company set forth in Section 3 of the Purchase Agreement and of all the Purchasers in Section 4 of the Purchase Agreement, (ii) the due performance by the Company of the covenants and agreements set forth in Section 3 of the Purchase Agreement and the due performance by all the Purchasers of the covenants and agreements set forth in Section 3 of the Purchase Agreement, and (iii) the compliance by all the Purchasers with the offering and transfer procedures and restrictions described in the Memorandum, the offer, sale and delivery of the Securities and the issuance of the Warrant Shares to the Purchasers in the manner contemplated by the Purchase Agreement, the Warrant and the Memorandum, does not require registration under the Securities Act, it being understood that we do not express any opinion as to any subsequent reoffer or resale of the Securities or the Warrant Shares.

        (j)     The listing application for the Shares and the Warrant Shares has been submitted to the American Stock Exchange.

        (k)     The Company is not an “investment company” or an entity controlled by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

        To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Placement Agents as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Purchasers and the Placement Agents are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Placement Agents and counsel for the Purchasers.

        In addition, such counsel shall state in a separate letter that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Placement Agents and their counsel and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Memorandum and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Memorandum (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that (i) the Memorandum, as of its date and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) the Incorporated Documents or any further amendments or supplements thereof, when they became effective or were filed with the Securities and Exchange Commission, as the case may be, and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that in each case, that such counsel need not express any view as to statistical data, the financial statements, schedules and other financial data or information that pertains to licenses, patents, trademarks, trade secrets, service marks, copyrights or other proprietary information or know-how owned or used by the Company and its subsidiary or other related information included in the Memorandum or the Incorporated Documents).

APPENDIX D

FORM OF INTELLECTUAL PROPERTY COUNSEL OPINION

The Placement Agents shall receive on the Closing Date from intellectual property counsel for the Company, an opinion (containing the customary exceptions and assumptions) addressed to each of the Placement Agents and the Purchasers and dated such Closing Date, and stating in effect that:

        Such counsel are familiar with the technology used by the Company in its business and the manner of its use thereof and have read the Memorandum and the documents incorporated by reference therein, including particularly the portions of referring to intellectual property and:

1.

To the best of our knowledge, the information in the Memorandum related to intellectual property to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects and fairly and correctly presents the information called for with respect thereto.

2.

To the best of our knowledge, there are no pending or threatened legal or governmental proceedings, nor allegations on the part of any person of infringement, relating to patent rights, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company and its subsidiary and no such proceedings are threatened or contemplated.

3.

To the best of our knowledge, neither the Company nor its subsidiary is infringing or otherwise violating any valid patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of any persons and, to our knowledge, no person is materially infringing or otherwise violating any of the Company’s and its subsidiary’s patents, trade secrets, trademarks, service marks, copyrights or other proprietary information or know-how of the Company and its subsidiary.

4.

To the best of our knowledge, the Company and its subsidiary own or possess sufficient licenses or other rights to use all technology covered by patents or trade secrets, and to use all trademarks, service marks or other proprietary information or know-how necessary to conduct the business now being or proposed to be conducted by the Company as described in the Memorandum and the documents incorporated by reference therein.

5.

To the best of our knowledge, the Company’s and its subsidiary’s United States and foreign patents issued prior to the date hereof (the “Patents”) are valid and enforceable and are entitled to a statutory presumption of validity and of ownership by the assignee. To the best of our knowledge, there are no asserted or unasserted claims of any persons relating to the scope or ownership of any of the Patents, there are no liens which have been filed against any of the Patents, and the Company or its subsidiary is listed on the records of the United States Patent and Trademark Office and appropriate foreign patent offices as the sole assignee or owner of record thereof.

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6.

The Company is the licensee of the patents listed on Schedule 1 and such schedule contains all the licensed patents that are, to the best of our knowledge, material to the Company’s business as described in the Memorandum. All licenses of the Company to patents, whether United States or foreign, are duly executed, validly binding and enforceable in accordance with their terms and, to the best of our knowledge, the Company is not in default (declared or undeclared) of any material provision of such licenses.

7.	To the best of our knowledge, the Company and its subsidiary take security measures adequate to assert trade secret protection in its non-patented technology.

8.

To the best of our knowledge, the agreements executed by the Company’s and its subsidiary’s employees, consultants and other advisors respecting trade secrets, confidentiality or intellectual property rights are valid, binding and enforceable in accordance with their express terms.

        In addition, such counsel shall state in a separate letter that, no facts have come to the attention of such counsel which lead such counsel to believe that, with respect to licenses, patents, trademarks, trade secrets, service marks, copyrights or other proprietary information or know-how owned or used by the Company and its subsidiary (i) the Memorandum, as of its date and as of the Closing Date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any document incorporated by reference in the Memorandum or any further amendment or supplement to any such incorporated document made by the Company, when they became effective or were filed with the Commission, as the case may be, and as of the Closing Date contained, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

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APPENDIX E

STOCK CERTIFICATE AND

REGISTRATION STATEMENT QUESTIONNAIRES

1.     Name of selling stockholder (beneficial owner):

        If not correct, please print the correct name: _____________________________

2.	Have you held any position or office or had any material relationship (other than just purchasing securities) within the past three years with Palatin Technologies, Inc. (“Palatin”)?

[ ] YES [ ] NO
If the answer is YES, please describe fully. Use additional pages if required.

3.

Palatin is registering the following common stock on behalf of the selling stockholder named above. The prospectus will show all of this common stock as offered for sale for the account of the selling stockholder. The selling stockholder is not required to register or sell any of this common stock, but absent registration, sale of this common stock is restricted.

_______ shares of common stock outstanding

        The foregoing shows the correct number of shares of common stock to be included in the registration statement.

[ ] YES [ ] NO

        If the answer is NO, please explain:

4.

Please list on the following page all securities of Palatin, except those shown in paragraph 3 above, which the selling stockholder beneficially owns. For purposes of this questionnaire, beneficial ownership means direct or indirect voting or investment power over outstanding stock and stock which a person has the right to acquire now or within 60 days.

I represent and warrant that the information furnished in this questionnaire is correct. I understand that Palatin may rely on this information in preparing a registration statement and prospectus covering the offer and sale of the common stock shown in paragraph 3 above and that I can only distribute the shares of common stock included in the registration statement in the manner described therein under the caption “Plan of Distribution”. I will notify Palatin immediately of any change in this information before the effective date of the registration statement. I understand that any material error in a registration statement based on materially incorrect information which I have furnished in this questionnaire may result in a violation of law and potential legal liability for the selling stockholder.

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___________________________________ Date: ____________, 2004Signature

If signing on behalf of an entity, please print name and title:

_________________

Please fax this selling stockholder questionnaire as soon as possible to Palatin at 609-495-2201. No cover sheet is required, but you must include both pages. If you have any questions, please call Jeffrey Koellner (controller) at Palatin’s executive offices, 609-495-2200, or Brian Lanter (special counsel) at 505-843-7222. Thank you.

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APPENDIX F

CERTIFICATE OF SUBSEQUENT SALE

American Stock Transfer & Trust Company59
Maiden Lane, Ground Floor

New York, NY 10038

RE: Sale of Common Stock of Palatin Technologies, Inc. (the "Company")

        pursuant to the Company’s Registration Statement on Form S-3 dated

_____________ (the "Registration Statement")

Ladies and Gentlemen:

        The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Registration Statement, that the undersigned has sold the shares pursuant to the Registration Statement and in a manner described under the caption “Plan of Distribution” in the Registration Statement and that such sale complies with all applicable securities laws, including, without limitation, the Registration Statement delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares of Common Stock Sold:

Date of Sale:

        In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Very truly yours,

Dated: By: Print Name: Title:

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